    Exhibit 10.15.7
Agreement Number 000 1641-7

Amendment #7 to the License Agreement No. 000 1641
between TomTom North America, Inc. and Telenav, Inc.

This is the seventh Amendment (“Amendment #7”) to the License Agreement No. 000 1641, dated July 1, 2009, (the “Agreement”) between TomTom North America, Inc. (“TomTom”) and Telenav, Inc. (“Licensee”) (collectively, the “Parties”).

WHEREAS, the Parties have entered into the Agreement for TomTom data, and

WHEREAS, the Parties wish to amend such Agreement,

NOW, THEREFORE, in consideration of the mutual undertakings and agreements hereinafter set forth, the Parties agree to amend the Agreement as follows:

1.    Schedule A, Licensed TomTom Products, shall be amended to include the following:

[*****] included with [*****], coverage where available
Note: Licensee’s use of the [*****] shall only be in accordance with Value Added Product [*****].

2.	Schedule B, Value Added Product, shall be amended to include a new Value Added Product [*****] as follows:
Licensee is permitted to develop, produce, market and promote the following Value Added Product in accordance with this Agreement. Licensee's license to Value Added Product [*****] shall continue until [*****], unless terminated earlier.
Value Added Product [*****]

The Value Added Product [*****] allows usage of the following products on Value Added Products [*****], which may contain map data that is [*****]:

[*****] included with [*****]

[*****] – coverage of the [*****]

[*****] – coverage of the [*****]

Permitted Purpose:
Value Added Product [*****] is Licensee’s sublicensing of the [*****] Licensed TomTom Products for Value Added Products [*****] which may contain map data that is [*****].

3.	Schedule E, Minimum Guarantee for all Value Added Products other than [*****], shall be deleted and replaced with the following:

For all Value Added Products other than Value Added Product [*****] (but including use of Value Added Product [*****] for Value Added Product [*****]):
For the period of [*****] through [*****], the Minimum Guarantee for all Value Added Products, other than [*****] (but including use of Value Added Product [*****] for Value Added Product [*****]), is [*****] Dollars ($[*****]). The Minimum Guarantee is recoupable from sales of all Value Added Products, except [*****] (but including use of Value Added Product [*****] for Value Added Product [*****]), for the entire period of [*****] through [*****]. The Minimum Guarantee shall be invoiced on [*****], due [*****], based on the following payment schedule:

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TomTom _____	TeleNav License Agreement, Amendment #7, 9/2012, pg. 1	Licensee _____
CA_0000608_4	TOMTOM CONFIDENTIAL

Agreement Number 000 1641-7

Time Period	Monthly Payment Amount
[*****] through [*****]	$[*****]
[*****] through [*****]	$[*****]

4.    Schedule G, Subsection Revenue Volume Incentive, shall be amended to include the following:

The [*****] License Fee for Value Added Products [*****] shall not be included in the cumulative royalties for [*****].

5.    Schedule G, Subsection Value Added Product [*****] shall be amended to include the following provision:
Should Value Added Product [*****], which incorporates Value Added Product [*****], exceed [*****] ([*****]) [*****] the royalties detailed below shall apply.
VAP [*****] [*****] Pricing ([*****] [*****])
Calculation of [*****] shall not be [*****] basis but shall be [*****] for such [*****] in which they occur.

[*****]	Fee/Month
[*****]	$ [*****]
[*****]	$ [*****]
[*****]	$ [*****]
[*****]	$ [*****]
[*****]	$ [*****]
[*****]	$ [*****]
[*****]	$ [*****]

6.    Schedule G shall be amended to include Value Added Product [*****] as follows:
Value Added Product [*****]:
Value Added Product [*****] shall be comprised of the following Licensed TomTom Products under the [*****] License Fee (as defined below):
[*****]
[*****]
[*****]

Licensee may license [*****] included with [*****] for countries and regions other than [*****] for the license fees set forth below.
[*****] Data

•
Licensee shall deliver the [*****] data from the use of Value Added Product [*****] (“Licensee [*****] Data”) to TomTom in accordance with Annex 1 to Amendment #2. Licensee has the rights and authority to and hereby does grant to TomTom, subject only to third party rights, a perpetual, irrevocable, royalty-free license to use, modify, incorporate into products and/or market and distribute the Licensee [*****] Data and any derivative work created by TomTom therefrom.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TomTom _____	TeleNav License Agreement, Amendment #7, 9/2012, pg. 2	Licensee _____
CA_0000608_4	TOMTOM CONFIDENTIAL

Agreement Number 000 1641-7

•
In no event other than a breach of the license grant set forth above, shall Licensee be liable to TomTom for any direct, indirect, consequential, exemplary, special or incidental damages, including any lost data or lost profits, whether or not such damages are based on tort, warranty, contract or any other legal theory arising from or relating to the Licensee [*****] Data, even if Licensee has been advised of the possibility of such damages.

•
Upon termination or expiration of the Agreement, TomTom’s license to use the Licensee [*****] Data shall survive; provided that Licensee may terminate the license grant and not be obligated to deliver any additional Licensee [*****] Data upon written notice to TomTom if a third party terminates Licensee’s rights to such data.

Pricing
For Value Added Product [*****], which shall include the [*****] usage of the [*****] for the [*****], Licensee shall pay to TomTom a [*****] license fee (the “[*****] License Fee”) of [*****] Dollars and [*****] Cents ($[*****]) for each [*****] beginning on the earlier of [*****] or [*****] and ending [*****], subject to the restrictions below. Should Licensee make commercially available Value Added Product [*****] between the execution of this Amendment #7 and [*****], Licensee shall notify TomTom in writing three (3) business days prior to such launch and the [*****] License Fee shall be pro-rated based on the [*****] license fee of [*****] Dollars and [*****] Cents ($[*****]).
The [*****] License Fee shall be recoupable against the [*****] dollars ($[*****]) Minimum Guarantee, only until said Minimum Guarantee has been met at which point it will be non-recoupable.
The [*****] License Fee shall be invoiced after [*****] and when the [*****] dollars ($[*****]) Minimum Guarantee is exceeded, with payment due [*****].

[*****]Pricing for Value Added Product [*****] when added to Value Added Products [*****] and [*****] ([*****])

NAVIGATION
[*****]	Currency	Cat I	Cat II	Cat III
[*****]	$/€	[*****]	[*****]	[*****]
[*****]	$/€	[*****]	[*****]	[*****]
[*****]	$/€	[*****]	[*****]	[*****]
[*****]	$/€	[*****]	[*****]	[*****]
[*****]	$/€	[*****]	[*****]	[*****]

MAP DISPLAY & ROUTING (with or without sensor)
[*****]	Currency	Cat I	Cat II	Cat III
[*****]	$/€	[*****]	[*****]	[*****]
[*****]	$/€	[*****]	[*****]	[*****]
[*****]	$/€	[*****]	[*****]	[*****]
[*****]	$/€	[*****]	[*****]	[*****]
[*****]	$/€	[*****]	[*****]	[*****]

Prices are applicable in either USD $ or EUR €. A 1:1 ratio has been applied for currency conversion in these pricing tables. The tables in the Cat I, II, III tabs shows which currency should be applied based on geography.

Reference is hereby made to the “USD Countries and Regions” table, “EUR Countries and Regions” table and coverage bundles in Schedule G, Subsection Value Added Product [*****], which shall apply to the pricing set forth above; provided, however, the pricing for Cat II above shall not apply to [*****]. Should the coverage bundles in Schedule G, Subsection Value Added Product [*****] change at any time then the changes to such categories shall automatically apply to Value Added Product [*****].

Licensee shall report royalties to TomTom for the different Value Added Product combinations launched. Should Licensee decide to only launch regional bundles to keep the total number of product SKUs lower, Licensee shall report each regional bundle on the royalty report. Licensee shall define the countries included in the bundles separately. Should Licensee launch each country individually with separate product SKUs, Licensee shall report each country individually on the royalty report.

7.    All references to the bundle “United States” as detailed in Amendment #6 shall have the word “Canada” deleted from the list.
8.     Except as otherwise amended herein, all terms and conditions of the Agreement shall remain in full force and effect. In the event of a conflict in terms, this Amendment #7 shall take precedence over the Agreement and any previous amendment(s).

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TomTom _____	TeleNav License Agreement, Amendment #7, 9/2012, pg. 3	Licensee _____
CA_0000608_4	TOMTOM CONFIDENTIAL

Agreement Number 000 1641-7

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment #7 to be effective, valid and binding upon the Parties as of November 1, 2012 (the “Effective Date of this Amendment #7”).

TomTom North America, Inc.	Telenav, Inc.
a California corporation	a Delaware corporation
11 Lafayette Street	950 De Guigne Dr.
Lebanon, NH 03766-1445	Sunnyvale, CA 94085

By: /s/ M.M.A. van Gool	By: /s/ Michael Strambi
Name: M.M.A. van Gool	Name: Michael Strambi
Title: Finance Director, Automotive Enterprise & Government	Title: Chief Financial Officer

Date: 09-11-2012	Date: 11-13-12

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TomTom _____	TeleNav License Agreement, Amendment #7, 9/2012, pg. 4	Licensee _____
CA_0000608_4	TOMTOM CONFIDENTIAL